UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2008

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

(703) 247-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 6, 2008, the Board of Directors of MCG Capital Corporation, a Delaware corporation (“MCG” or the “Company”), approved the MCG Capital Corporation 2008 Retention Program (the “Retention Program”) for the benefit of specified Company employees, excluding the Company’s President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, Executive Vice President of Business Development and General Counsel, Executive Vice President.

Pursuant to the terms and conditions of the Retention Program, on August 6, 2008, the Compensation Committee of the Company’s Board of Directors awarded William B. Ford, a managing director of the Company, (i) a cash payment of $140,000 which shall be paid to Mr. Ford in three equal installments on each of March 31, 2009, June 30, 2009 and September 30, 2009, subject to Mr. Ford’s continued employment with MCG and (ii) 50,000 shares of restricted common stock, $0.01 par value per share (the “Common Stock”), under the Company’s Amended and Restated 2006 Employee Restricted Stock Plan, and subject to a restricted stock agreement to be entered into between the Company and Mr. Ford. Pursuant to the restricted stock agreement, 100% of the shares of restricted Common Stock subject to such award shall vest on March 31, 2011. The Company’s form of Restricted Stock Agreement for Employees Pursuant to the Amended and Restated 2006 Employee Restricted Stock Plan was filed as Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and is incorporated herein by reference. The Company’s 2008 Retention Program was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Employees Pursuant to the Amended and Restated 2006 Employee Restricted Stock Plan (filed as Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Commission File No. 0-33377, is incorporated herein by reference).

10.2	MCG Capital Corporation 2008 Retention Program (filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, Commission File No. 0-33377, is incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: August 7, 2008	By:	/S/ MICHAEL R. MCDONNELL
Michael R. McDonnell Chief Operating Officer and Chief Financial Officer